Supplement Dated June 6, 2013
To The Prospectus Dated April 29, 2013
JNL® Variable Fund LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).

Proposed Reorganization of JNL/Mellon Capital DowSM Dividend Fund

On May 30-31, 2013, the Board of Managers (“Board”) of the JNL Variable Fund LLC approved the proposed reorganization of the JNL/Mellon Capital DowSM Dividend Fund (“MC Dow Fund”), a series of JNL Variable Fund LLC, into the JNL/S&P Dividend Income & Growth Fund (“S&P Fund”) (the “Reorganization”), a series of JNL Series Trust.

The Reorganization is subject to approval by the interest holders of the MC Dow Fund at an interest holders’ meeting expected to be held in August 2013. If approved, it is expected that the Reorganization will take place on or around September 16, 2013.  No assurance can be given that the Reorganization will be approved.

Under the terms of the proposed Agreement and Plan of Reorganization, the MC Dow Fund’s assets and liabilities would be transferred to S&P Fund in return for shares of the S&P Fund of equal value as of the valuation date. These S&P Fund shares would be distributed pro rata to shareholders of the MC Dow Fund in exchange for their fund shares. Current MC Dow Fund shareholders would thus become shareholders of the S&P Fund and receive shares of S&P Fund with a total net asset value equal to that of their shares of the MC Dow Fund at the time of reorganization.  The proposed transaction is expected to be tax-free for Contract owners and for the funds for federal income tax purposes.

The investment objectives, principal investment strategies and risks of the MC Dow Fund and the S&P Fund are substantially similar.  A full description of the S&P Fund and the terms of the proposed reorganization will be contained in a combined proxy statement/prospectus, which is expected to be mailed to shareholders of the MC Dow Fund on or about July 26, 2013.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of S&P Fund, nor is it a solicitation of any proxy.  For more information regarding S&P Fund, or to receive a free copy of a proxy statement/prospectus relating to the Reorganization (once a registration statement relating to the Reorganization has been filed with the Securities and Exchange Commission (“SEC”) and become effective) that contains important information about fees, expenses and risk considerations,, please contact us at prospectusrequest@jackson.com.  The proxy statement/prospectus will also be available for free on the SEC’s web site (www.sec.gov).  Please read the proxy statement/prospectus carefully before making any investment decisions.

Certain Other Proposed Mergers Approved by the Board of Managers

On May 30-31, 2013, the Board of Managers (“Board”) of the JNL Variable Fund LLC (“JNLVF”) approved the proposed reorganization of certain series of JNLVF (“Acquired Funds”) into certain corresponding series of JNLVF and JNL Series Trust (“JNLST”) (“Acquiring Funds”) as outlined below (the “Mergers”).

Acquiring Fund (Investment Company)	Acquired Fund (Investment Company)
JNL/Mellon Capital S&P® 24 Fund (JNLVF)	JNL/Mellon Capital S&P® 10 Fund (JNLVF)
JNL/Mellon Capital Small Cap Index Fund (JNLST)	JNL/Mellon Capital Select Small-Cap Fund (JNLVF)
JNL/Mellon Capital S&P 500 Index Fund (JNLST)	JNL/Mellon Capital VIP (JNLVF)

Before voting to approve the Mergers, the Board determined that the reorganizations are fair and reasonable, that participation in the reorganizations is in the best interests of the Acquired Funds, and that the interests of the existing interest holders of both the Acquired Funds and the Acquiring Funds will not be diluted as a result.  The Mergers are not subject to approval by the interest holders of the Acquired Funds and are expected to take place on or around September 16, 2013.

Under the terms of the proposed Agreement and Plan of Reorganization for the Mergers, an Acquired Fund’s assets and liabilities would be transferred to the corresponding Acquiring Fund in return for shares of the Acquiring Fund of equal value as of the valuation date. These Acquiring Fund shares would be distributed pro rata to shareholders of the Acquired Fund in exchange for their fund shares. Current Acquired Fund shareholders would thus become shareholders of the corresponding Acquiring Fund and receive shares of the Acquiring Fund with a total net asset value equal to that of their shares of the Acquired Fund at the time of reorganization.  The proposed transactions are expected to be tax-free for Contract owners for federal income tax purposes. The proposed Merger involving the JNL/Mellon Capital S&P10® Fund is expected to be a taxable transaction for that Acquired Fund (but this will not affect the treatment of the Contract owners) and the other Mergers are expected to be tax-free reorganizations for federal income tax purposes.

Following the Mergers, each Acquiring Fund is expected to have substantially more assets than each corresponding Acquired Fund currently has, and each Acquiring Fund operating expense ratios are expected to be lower than the current operating expense ratios of the corresponding Acquired Fund.  In addition, the investment objectives, policies and portfolio composition of each Acquiring Fund are consistent with those of the corresponding Acquired Fund.  Furthermore, each Acquiring Fund has the same investment adviser and sub-adviser as the Acquired Fund.

This Supplement is dated June 6, 2013.

(To be used with JMV7698 04/13, VC5869 04/13, JMV7697 04/13, VC5890 04/13, VC5890ML 04/13, VC4224 04/13, JMV8798 04/13, JMV9476 04/13, JMV5763ML 04/13, JMV9476ML 04/13, JMV5763WF 04/13, JMV9476WF 04/13, VC5995 04/13, JMV5765 04/13, JMV2731 04/13, JMV8037 04/13, JMV9476L 04/13, VC5825 04/13, VC5885 04/13, VC5884 04/13, JMV7698NY 04/13, NV5869 04/13, JMV7697NY 04/13, NV5890 04/13, NV4224 04/13, JMV9476NY 04/13, NV4224WF 04/13, JMV9476WFNY 04/13, NMV2731 04/13, JMV8037NY 04/13, JMV9476LNY 04/13, FVC4224FT 04/13, VC6016 04/13, VC5526 04/13, VC3656 04/13, VC3652 04/13, VC3657 04/13, VC3723 04/13, NV6016 04/13, NV5526 04/13, NV3174 04/13, NV3174CE 04/13, NV3784 04/13, NV5825 04/13, HR105 04/13, and VC2440 04/13.)

CMX11112 06/13